UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 16, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


California                          0-11868                       95-3533362
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(State or other jurisdiction      (Commission                   (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)


6175 Nancy Ridge Drive, San Diego, California                      92121
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (858) 535-0202
                                                      --------------


                                       n/a
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events:

         Exhibit filed with this report:

         Exhibit 99. Registrant's press release dated March 16, 2004, publicly announcing the Company's ICG technology being selected for Department of Veterans Affairs Heart Failure Drug Study.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CARDIODYNAMICS INTERNATIONAL
                                           CORPORATION

           Date:  March 16, 2004           By: /s/Stephen P. Loomis
                                              ----------------------------
                                              Stephen P. Loomis
                                              Chief Financial Officer